EXHIBIT 99.2

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The unaudited pro forma combined financial statements give effect to, and assume the completion of, the proposed merger of Omega Acquisition Corporation, a recently-formed corporation wholly-owned by OnlineTrading.com Group, Inc. ("Holding Company"), with and into Omega, and the merger of Onlinetrading Acquisition Corporation, a recently-formed corporation also wholly-owned by Holding Company with and into Online, on a pooling-of-interests basis. Immediately after the mergers, Omega and Online would be wholly-owned subsidiaries of Holding Company. Holding Company's unaudited pro forma combined balance sheet assumes that the mergers took place on December 31, 1999 and combines the Omega consolidated balance sheet at December 31, 1999 with Online's balance sheet as of January 31, 2000. Holding Company's unaudited pro forma combined statements of operations assume that the mergers took place as of the beginning of the periods presented and combine Omega's consolidated statements of operations for the years ended December 31, 1999, 1998 and 1997 with Online's statements of operations for the years ended January 31, 2000, 1999 and 1998, respectively. Holding Company's unaudited pro forma combined financial statements are based on Omega and Online's historical annual financial statements and related notes thereto, which have not been restated for the effect of the merger.

         It is anticipated that nonrecurring merger expenses in the amount of approximately $4.1 million will be incurred in connection with the merger. Such expenses are not reflected in the unaudited pro forma combined statements of operations.

         The unaudited pro forma combined financial statements are presented for illustrative purposes only, assume the completion of the proposed merger, and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods.

         Certain amounts presented in the unaudited pro forma combined financial statements have been reclassified for comparative purposes.


                INDEX TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                                                                                               PAGE
                                                                                                               ----

Holding Company Pro Forma Combined Balance Sheet as of December 31, 1999.......................................PF-2

Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1999................PF-3

Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1998................PF-4

Holding Company Pro Forma Combined Statement of Operations for the year ended December 31, 1997................PF-5

                                 HOLDING COMPANY
                        PRO FORMA COMBINED BALANCE SHEET

                                                       OMEGA                                        HOLDING COMPANY
                                                      RESEARCH    ONLINETRADING.COM    PRO FORMA       COMBINED
                                                      12/31/99         1/31/00        ADJUSTMENTS      PRO FORMA
                                                    ------------    -------------    ------------     ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                         $  2,175,852     $ 15,127,790    $         --     $ 17,303,642
  Marketable securities                                1,695,304          155,012              --        1,850,316
  Accounts receivable, net                            13,695,059               --              --       13,695,059
  Receivable from clearing organization                       --          759,183              --          759,183
  Inventories                                             67,371               --              --           67,371
  Other current assets                                 1,469,383          103,987              --        1,573,370
  Deferred income taxes                                9,192,000               --              --        9,192,000
                                                    ------------    -------------    ------------     ------------
    TOTAL CURRENT ASSETS                              28,294,969       16,145,972              --       44,440,941
                                                    ------------    -------------    ------------     ------------

PROPERTY, AND EQUIPMENT, NET                           2,611,454          400,776              --        3,012,230
INTANGIBLE ASSETS, NET                                        --        2,592,600              --        2,592,600
OTHER ASSETS                                             473,344          221,456              --          694,800
                                                    ------------    -------------    ------------     ------------
    TOTAL ASSETS                                    $ 31,379,767     $ 19,360,804    $         --     $ 50,740,571
                                                    ============    =============    ============     ============
LIABILITIES AND SHAREHOLDERS'
   EQUITY
CURRENT LIABILITIES:
  Accounts payable                                  $  2,786,739     $    497,694    $         --     $  3,284,433
  Accrued expenses and other current liabilities       1,861,321          793,623              --        2,654,944
  Income taxes payable                                        --          653,141              --          653,141
  Current portion of capital lease                            --           39,944              --           39,944
  Securities sold but not yet purchased, at
   market value                                               --           25,938              --           25,938
  Deferred revenue                                     1,256,824               --              --        1,256,824
                                                    ------------    -------------    ------------     ------------
    TOTAL CURRENT LIABILITIES                          5,904,884        2,010,340              --        7,915,224
                                                    ------------    -------------    ------------     ------------
DEFERRED INCOME TAXES                                         --           34,300              --           34,300
                                                    ------------    -------------    ------------     ------------
CAPITAL LEASE PAYABLE, NET OF CURRENT
   PORTION                                                    --           72,131              --           72,131
                                                    ------------    -------------    ------------     ------------
    TOTAL LIABILITIES                                  5,904,884        2,116,771              --        8,021,655
                                                    ------------    -------------    ------------     ------------
SHAREHOLDERS' EQUITY:
  Preferred stock                                             --               --              --               --
  Common stock                                           244,751          114,763          82,310 (A)      441,824
  Additional paid-in capital                          26,560,893       15,943,179         (82,310)(A)   42,421,762
  Retained (deficit) earnings                         (1,330,761)       1,186,091              --         (144,670)
                                                    ------------    -------------    ------------     ------------
    TOTAL SHAREHOLDERS' EQUITY                        25,474,883       17,244,033              --       42,718,916
                                                    ------------    -------------    ------------     ------------
    TOTAL LIABILITIES AND SHAREHOLDERS'
      EQUITY                                        $ 31,379,767     $ 19,360,804    $         --     $ 50,740,571
                                                    ============    =============    ============     ============

--------------------------------------------------------------------------------
(A) To reflect the common stock to be issued by Holding Company in connection with the merger.

                                 HOLDING COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                              OMEGA
                                            RESEARCH    ONLINETRADING.COM                    HOLDING COMPANY
                                           YEAR ENDED       YEAR ENDED      PRO FORMA           COMBINED
                                            12/31/99          1/31/00      ADJUSTMENTS          PRO FORMA
                                          ------------     ------------    ------------        ------------
NET REVENUES:
  Licensing fees                          $ 33,767,832     $         --    $         --        $ 33,767,832
  Commissions and fees                              --        9,471,435              --           9,471,435
  Net investment gains                              --        1,129,493              --           1,129,493
  Other revenues                             9,102,137        1,089,912              --          10,192,049
                                          ------------     ------------    ------------        ------------
    Total net revenues                      42,869,969       11,690,840              --          54,560,809
                                          ------------     ------------    ------------        ------------
OPERATING EXPENSES:
  Cost of licensing fees and services        2,985,409               --              --           2,985,409
  Clearing and other transaction costs              --        3,012,284              --           3,012,284
  Product development                        5,144,658          279,387              --           5,424,045
  Sales and marketing                       18,979,103        3,048,623              --          22,027,726
  General and administrative                12,435,758        3,567,816         (51,863)(A)      15,951,711
  Acquisition costs                          1,200,000               --              --           1,200,000
                                          ------------     ------------    ------------        ------------
    Total operating expenses                40,744,928        9,908,110         (51,863)         50,601,175
                                          ------------     ------------    ------------        ------------
Income from operations                       2,125,041        1,782,730          51,863           3,959,634
                                          ------------     ------------    ------------        ------------
OTHER (EXPENSE) INCOME, NET:
  Interest expense                          (1,691,185)              --         (51,863)(A)      (1,743,048)
  Other income, net                            445,535               --              --             445,535
                                          ------------     ------------    ------------        ------------
    Total other expense, net                (1,245,650)              --         (51,863)         (1,297,513)
                                          ------------     ------------    ------------        ------------
    Income before income taxes                 879,391        1,782,730              --           2,662,121

INCOME TAX PROVISION                         1,846,000          702,224              --           2,548,224
                                          ------------     ------------    ------------        ------------
    Net (loss) income                     $   (966,609)    $  1,080,506    $         --        $    113,897
                                          ============     ============    ============        ============
(Loss) earnings per share:
  Basic                                   $      (0.04)                                        $       0.00
                                          ============                                         ============
  Diluted                                 $      (0.04)                                        $       0.00
                                          ============                                         ============
Weighted average common stock:
  Basic                                     24,294,179                       18,069,905 (B)      42,364,084
                                          ============                     ============        ============
  Diluted                                   24,294,179                       20,299,288 (B)      44,593,467
                                          ============                     ============        ============

--------------------------------------------------------------------------------
(A) To reclass interest expense.
(B) To reflect the conversion of Omega Research and OnlineTrading.com's weighted average shares outstanding to shares of Holding Company common stock in connection with the merger.

                                 HOLDING COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                              OMEGA
                                            RESEARCH     ONLINETRADING.COM                       HOLDING COMPANY
                                           YEAR ENDED       YEAR ENDED           PRO FORMA          COMBINED
                                            12/31/98          1/31/99           ADJUSTMENTS         PRO FORMA
                                          ------------     ------------        ------------        ------------
NET REVENUES:
  Licensing fees                          $ 25,057,098     $         --        $         --        $ 25,057,098
  Commissions and fees                              --        5,525,427                  --           5,525,427
  Net investment gains                              --          328,495                  --             328,495
  Other revenues                             6,653,655          138,142                  --           6,791,797
                                          ------------     ------------        ------------        ------------
    Total net revenues                      31,710,753        5,992,064                  --          37,702,817
                                          ------------     ------------        ------------        ------------
OPERATING EXPENSES:
  Cost of licensing fees and services        2,494,445               --                  --           2,494,445
  Clearing and other transaction costs              --        2,002,055                  --           2,002,055
  Product development                        4,001,981               --                  --           4,001,981
  Sales and marketing                       15,573,786        1,174,998                  --          16,748,784
  General and administrative                 8,545,073        2,654,988             (36,566)(A)      11,163,495
                                          ------------     ------------        ------------        ------------
    Total operating expenses                30,615,285        5,832,041             (36,566)         36,410,760
                                          ------------     ------------        ------------        ------------
    Income from operations                   1,095,468          160,023              36,566           1,292,057
                                          ------------     ------------        ------------        ------------
OTHER (EXPENSE) INCOME, NET:
  Interest expense                            (907,196)              --             (36,566)(A)        (943,762)
  Other income, net                            435,181               --                  --             435,181
                                          ------------     ------------        ------------        ------------
    Total other expense, net                  (472,015)              --             (36,566)           (508,581)
                                          ------------     ------------        ------------        ------------
    Income before income taxes                 623,453          160,023                  --             783,476

INCOME TAX PROVISION                         1,052,000           52,080                  --           1,104,080
                                          ------------     ------------        ------------        ------------
    Net (loss) income                     $   (428,547)    $    107,943        $         --        $   (320,604)
                                          ============     ============        ============        ============
Loss per share:
  Basic                                   $      (0.02)                                            $      (0.01)
                                          ============                                             ============
  Diluted                                 $      (0.02)                                            $      (0.01)
                                          ============                                             ============
Weighted average common stock:
  Basic                                     23,913,762                           15,209,636 (B)      39,123,398
                                          ============                         ============        ============
  Diluted                                   23,913,762                           15,209,636 (B)      39,123,398
                                          ============                         ============        ============

--------------------------------------------------------------------------------
(A) To reclass interest expense.
(B) To reflect the conversion of Omega Research and OnlineTrading.com's weighted average shares outstanding to shares of Holding Company common stock in connection with the merger.

                                 HOLDING COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                             OMEGA
                                            RESEARCH    ONLINETRADING.COM                     HOLDING COMPANY
                                           YEAR ENDED      YEAR ENDED        PRO FORMA           COMBINED
                                            12/31/97         1/31/98        ADJUSTMENTS          PRO FORMA
                                          ------------     ------------     ------------        ------------
NET REVENUES:
  Licensing fees                          $ 27,729,549     $         --     $         --        $ 27,729,549
  Commissions and fees                              --        3,673,728               --           3,673,728
  Net investment losses                             --         (187,973)              --            (187,973)
  Other revenues                             5,220,899           62,630               --           5,283,529
                                          ------------     ------------     ------------        ------------
    Total net revenues                      32,950,448        3,548,385               --          36,498,833
                                          ------------     ------------     ------------        ------------
OPERATING EXPENSES:
  Cost of licensing fees and services        2,688,277               --               --           2,688,277
  Clearing and other transaction costs              --        1,751,472               --           1,751,472
  Product development                        2,355,716               --               --           2,355,716
  Sales and marketing                       12,217,117          229,562               --          12,446,679
  General and administrative                 7,465,942        1,589,329          (71,805)(A)       8,983,466
                                          ------------     ------------     ------------        ------------
    Total operating expenses                24,727,052        3,570,363          (71,805)         28,225,610
                                          ------------     ------------     ------------        ------------
    Income (loss) from operations            8,223,396          (21,978)          71,805           8,273,223
                                          ------------     ------------     ------------        ------------
OTHER (EXPENSE) INCOME, NET:
  Interest expense                            (265,469)              --          (71,805)(A)        (337,274)
  Other income, net                            195,995               --               --             195,995
                                          ------------     ------------     ------------        ------------
    Total other expense, net                   (69,474)              --          (71,805)           (141,279)
                                          ------------     ------------     ------------        ------------
    Income (loss) before income
      taxes                                  8,153,922          (21,978)              --           8,131,944

INCOME TAX BENEFIT                            (934,000)          (2,550)              --            (936,550)
                                          ------------     ------------     ------------        ------------
    Income (loss) before pro forma
      income tax adjustments                 9,087,922          (19,428)              --           9,068,494

PRO FORMA INCOME TAX
ADJUSTMENTS:
  Pro forma income taxes for periods
    prior to September 30, 1997              3,255,731               --               --           3,255,731

  Non-recurring tax credit                   1,167,000               --               --           1,167,000
                                          ------------     ------------     ------------        ------------
    Pro forma net income (loss)           $  4,665,191     $    (19,428)    $         --        $  4,645,763
                                          ============     ============     ============        ============
Earnings per share:
  Basic                                   $       0.21                                          $       0.13
                                          ============                                          ============
  Diluted                                 $       0.21                                          $       0.13
                                          ============                                          ============
Weighted average common stock:
  Basic                                     21,829,417                        14,500,799 (B)      36,330,216
                                          ============                      ============        ============
  Diluted                                   22,620,064                        14,500,799 (B)      37,120,863
                                          ============                      ============        ============

--------------------------------------------------------------------------------
(A) To reclass interest expense.
(B) To reflect the conversion of Omega Research and OnlineTrading.com's weighted average shares outstanding to shares of Holding Company common stock in connection with the merger.